UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2021

Bioventus Inc.
(Exact name of registrant as specified in charter)

Delaware	001-37844	81-0980861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4721 Emperor Boulevard, Suite 100
Durham, North Carolina 27703
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (919) 474-6700
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17     CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common Stock, $0.001 par value per share	BVS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 1.01. Entry into a Material Definitive Agreement.
On November 17, 2021, Bioventus Inc. (the “Company”), through its subsidiary, Bioventus LLC, and 7101 Goodlett Farms Parkway, LLC entered into a Lease Agreement for the Company to lease an approximately 90,000 square foot building in the Memphis metropolitan area (the “Lease Agreement”) where the Company plans to expand its manufacturing operations and relocate from its current leased space, which is also in the Memphis area. The building will also contain additional office space. The Lease Agreement provides for a lease term of 10 years, effective upon completion of certain improvements. Annual rent in the first year of occupancy will be $128,217.69 and will increase annually such that annual rent in the 10th year of occupancy will be $153,188.36. The Company expects to be able to occupy the operations-related areas of the building in July 2022 and the office-related areas of the building in Fall 2022. Upon completion of its relocation to the new building, the Company plans to sublet its existing space in Memphis through the remainder of the lease term which runs through August 2027.
This description of the Lease Agreement does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Lease Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
Legal Notice Regarding Forward-Looking Statements
This Current Report on Form 8-K (the “Current Report”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements concerning the Company’s plans for the newly leased space in Memphis, expected occupancy dates and plans to sublet its existing space in Memphis. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Factors that could cause actual results to differ materially from those contemplated in this Current Report include, but are not limited to, our ability to successfully relocate certain of our manufacturing capabilities; the adverse impacts on our business as a result of the COVID-19 pandemic; our dependence on a limited number of products; our ability to develop, acquire and commercialize new products, line extensions or expanded indications; the continued and future acceptance of our existing portfolio of products and any new products, line extensions or expanded indications by physicians, patients, third-party payers and others in the medical community; our ability to differentiate the hyaluronic acid (“HA”) viscosupplementation therapies we own or distribute from alternative therapies for the treatment of osteoarthritic; the proposed down-classification of non-invasive bone growth stimulators, including our Exogen system, by the U.S. Food and Drug Administration (“FDA”); our ability to achieve and maintain adequate levels of coverage and/or reimbursement for our products, the procedures using our products, or any future products we may seek to commercialize; our ability to recognize the benefits of our investments; our ability to complete acquisitions or successfully integrate new businesses, products or technologies in a cost-effective and non-disruptive manner, including the Misonix acquisition; competition against other companies; the negative impact on our ability to market our HA products due to the reclassification of HA products from medical devices to drugs in the United States by the FDA; our ability to attract, retain and motivate our senior management and qualified personnel; our ability to continue to research, develop and manufacture our products if our facilities are damaged or become inoperable; failure to comply with the extensive government regulations related to our products and operations; enforcement actions if we engage in improper claims submission practices or in improper marketing or promotion of our products; the FDA regulatory process and our ability to obtain and maintain required regulatory clearances and approvals; failure to comply with the government regulations that apply to our human cells, tissues and cellular or tissue-based products; the clinical studies of any of our future products that do not product results necessary to support regulatory clearance or approval in the United States or elsewhere; and the other risks identified in the Risk Factors section of the Company’s public filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K for the period ended December 31, 2020, as updated by the

Company’s Quarterly Report on Form 10-Q for the period ended October 2, 2021 and as such factors may be updated from time to time in the Company’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investor Relations page of the Company’s website at ir.bioventus.com. Except to the extent required by law, the Company undertakes no obligation to update or review any estimate, projection, or forward-looking statement. Actual results may differ from those set forth in this Current Report due to the risks and uncertainties inherent in the Company’s business.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Lease Agreement, dated November 17, 2021, between Bioventus LLC and 7101 Goodlett Farms Parkway, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOVENTUS INC.

Date: November 22, 2021	By:	/s/ Anthony D’Adamio
Anthony D’Adamio Senior Vice President and General Counsel